Exhibit 10.39

FOURTH AMENDMENT TO

5-YEAR REVOLVING CREDIT AGREEMENT

dated as of

February 6, 2008

among

XTO ENERGY INC.,

as Borrower,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

BANK OF AMERICA, N.A.,

BNP PARIBAS,

SUNTRUST BANK,

and

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Co-Syndication Agents

and

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

CITIBANK, N.A.,

BMO CAPITAL MARKETS FINANCING, INC.,

and

THE ROYAL BANK OF SCOTLAND PLC,

as Co-Documentation Agents

J.P. MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC,

as Co-Arrangers and Joint Bookrunners

FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT (this “Fourth Amendment”) dated as of February 6, 2008, is among XTO ENERGY INC., a Delaware corporation, as the Borrower, JPMORGAN CHASE BANK, N.A., as Administrative Agent, JPMORGAN CHASE BANK, N.A., BANK OF AMERICA, N.A., and U.S. BANK NATIONAL ASSOCIATION, as Issuing Banks, and the Lenders party hereto.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated 5-Year Revolving Credit Agreement dated as of April 1, 2005 (as amended by the First Amendment to 5-Year Revolving Credit Agreement dated as of March 10, 2006, the Second Amendment to 5-Year Revolving Credit Agreement dated as of October 25, 2006 and the Third Amendment to 5-Year Revolving Credit Agreement dated as of March 19, 2007, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower.

B. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Fourth Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.01.

(a) The definition of “Agreement” is hereby amended in its entirety to read as follows:

“Agreement” means this Amended and Restated 5-Year Revolving Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, as the same may from time to time be amended, modified, restated, or replaced from time to time.

(b) The definition of “Maturity Date” is hereby amended in its entirety to read as follows:

“Maturity Date” means April 1, 2013, and for any Lender agreeing to extend its Maturity Date pursuant to Section 2.05, the date on April 1 in each year thereafter pursuant to which the Maturity Date has been extended.

(c) The following definitions are hereby added where alphabetically appropriate to read as follows:

“Extension Confirmation Date” has the meaning set forth in Section 2.05(b).

“Fourth Amendment” means the Fourth Amendment to 5-Year Revolving Credit Agreement dated as of February 6, 2008 among the Borrower and the Lenders party thereto.

2.2 Amendment to Section 2.02(a). Section 2.02(a) is hereby amended by replacing “$3,000,000,000” in the tenth line thereof with “$3,500,000,000”.

2.3 Amendment to Section 2.05(b). Section 2.05(b) is hereby amended by amending and restating the second, third and fourth sentences thereof in their entirety to read as follows:

“If so extended, the Maturity Date, as to the Consenting Lenders, shall be extended to the same date in the year following the Maturity Date then in effect (such existing Maturity Date being the “Extension Effective Date”). The Administrative Agent and the Borrower shall promptly confirm to the Lenders such extension, specifying the date of such confirmation (the “Extension Confirmation Date”), the Extension Effective Date, and the new Maturity Date (after giving effect to such extension). As a condition precedent to such extension, the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the Extension Confirmation Date signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such extension and (ii) certifying that, (A) before and after giving effect to such extension, the representations and warranties contained in Article III made by it are true and correct on and as of the Extension Confirmation Date, except to the extent that such representations and warranties specifically refer to an earlier date, (B) before and after giving effect to such extension no Default exists or will exist as of the Extension Confirmation Date, and (C) since December 31, 2006, no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect has occurred.”

2.1 Amendments to Section 9.04. Section 9.04(b) is hereby amended as follows:

(a) Section 9.04(b)(i)(A) is hereby amended by adding the following at the end thereof:

“; and provided further that no consent of the Borrower shall be required with respect to an assignment by any Lender to any assignee in the circumstance where it becomes illegal for such Lender to do business with any Subsidiary Guarantor that has executed and delivered a Subsidiary Guaranty”

2

(b) Section 9.04(b)(i)(B) is hereby amended by adding the following at the end thereof:

“; and provided further that with respect to an assignment by any Lender in the circumstance where it becomes illegal for such Lender to do business with any Subsidiary Guarantor that has executed and delivered a Subsidiary Guaranty, no consent of the Administrative Agent shall be required for an assignment to any assignee, and no consent of any Issuing Bank shall be required for an assignment of any Commitment to an assignee that is a Lender with a Commitment immediately prior to giving effect to such assignment, an Affiliate of such a Lender or an Approved Fund”

2.2 Amendments to Schedules. Schedule 2.01 and Schedule 3.06 of the Credit Agreement are hereby amended in their entirety to read as set forth on Schedule 2.01 and Schedule 3.06 hereto, respectively.

2.3 References to Co-Syndication Agents. SunTrust Bank is hereby added to the Credit Agreement as a Co-Syndication Agent and shall cease to be a Co-Documentation Agent under the Credit Agreement.

Section 3. Conditions Precedent. This Fourth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02(b) of the Credit Agreement) (the “Effective Date”):

3.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Fourth Amendment on or prior to the Effective Date.

3.2 The Administrative Agent shall have received from the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Persons.

3.3 The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of counsel for the Borrower, in form and substance satisfactory to the Administrative Agent.

3.4 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.5 No Default shall have occurred and be continuing, after giving effect to the terms of this Fourth Amendment.

3.6 The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower and setting forth (a) resolutions of its board of directors with respect to the authorization of the Borrower to execute and deliver this Fourth Amendment and to enter into the transactions contemplated hereby, (b) the officers of the Borrower (i) who are authorized to sign this Fourth Amendment and (ii) who will, until replaced by another officer or

3

officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Fourth Amendment and the transactions contemplated hereby, (c) specimen signatures of such authorized officers, and (d) that no changes have occurred to the articles or certificate of incorporation and bylaws of the Borrower since April 1, 2005 except as set forth in such certificate. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

3.7 The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of the Borrower.

Section 4. Miscellaneous.

4.1 Commitment Increase Pursuant to Section 2.02. The Borrower has heretofor requested pursuant to Section 2.02 that the aggregate amount of the Lenders’ Commitments be increased to $2,500,000,000. Pursuant to Section 2.02, effective on the Effective Date (which date shall constitute the “Commitment Increase Effective Date” for purposes of Section 2.02): (a) the aggregate amount of the Lenders’ Commitments shall be increased to $2,500,000,000 and (b) the Commitment of each Lender shall, without any further action (including, without the execution of any Assignment and Assumption or any other documentation or the payment of any processing and recordation fee to the Administrative Agent), be the Commitment specified for such Lender on the attached Schedule 2.01; and Schedule 2.01 of the Credit Agreement is hereby replaced with the attached Schedule 2.01. Compass Bank and Export Development Canada are each hereby added as a CI Lender with the Commitment specified for it on the attached Schedule 2.01. Each of the Administrative Agent, the Issuing Banks and the Lenders hereby waives all timing and notice requirements of Section 2.02, including, without limitation, the obligation of the Borrower to deliver a Notice of Commitment Increase (and the Administrative Agent’s obligation to respond thereto). Except as expressly waived as aforesaid, the provisions of Section 2.02 shall otherwise apply (including the provisions of Section 2.02(c)).

4.2 Waivers. All waivers contained herein are hereby granted to the extent and only to the extent specifically stated herein and for no other purpose or period and shall not be deemed to (A) be a consent or agreement to, or waiver or modification of, any other term or condition of the Credit Agreement, any other Loan Document or any of the documents referred to therein, or (B) except as expressly set forth herein, prejudice any right or rights which the Administrative Agent, the Issuing Banks or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any of the documents referred to therein. Granting the waivers and consent set forth herein does not and should not be construed to be an assurance or promise that waivers or consents will be granted in the future, whether for the matters herein stated or on other unrelated matters.

4.3 Confirmation. The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.

4

4.4 Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) since December 31, 2006, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

4.5 Loan Document. This Fourth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.6 Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.7 NO ORAL AGREEMENT. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.8 GOVERNING LAW. THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

[SIGNATURES BEGIN NEXT PAGE]

5

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

XTO ENERGY INC.

By:	/s/ Brent W. Clum
Senior Vice President & Treasurer

Administrative Agent, Issuing Bank & Lender:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Robert Traband
Robert W. Traband Executive Director

Issuing Bank & Lender:	BANK OF AMERICA, N.A.

	By:	/s/ Ronald E. McKaig
Senior Vice President

Lender:	BNP PARIBAS

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

	By:	/s/ Polly Schott
	Name:	Polly Schott
	Title:	Vice President

Lender:	WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ Paul Pritchett
Paul Pritchett Vice President

Lender:	CITIBANK, N.A.

	By:	/s/ John F. Mugno
John F. Mugno Vice President

Lender:	BMO CAPITAL MARKETS FINANCING, INC.

	By:	/s/ James V. Ducote
James V. Ducote Director

Lender:	SUNTRUST BANK

	By:	/s/ Yann Pirio
Yann Pirio Director

Lender:	EXPORT DEVELOPMENT CANADA

	By:	/s/ Vivianne Bouchard
Vivianne Bouchard Financing Manager

	By:	/s/ Quynh Nguyen
Quynh Nguyen Senior Associate

Lender:	BARCLAYS BANK PLC

	By:	/s/ Gary B. Wenslow
	Name:	Gary Wenslow
	Title:	Associate Director

Lender:	DEUTSCHE BANK AG NEW YORK BRANCH

	By:	/s/ Marcus Tarkington
	Name:	Marcus Tarkington
	Title:	Director

	By:	/s/ Rainer Meier
	Name:	Rainer Meier
	Title:	Vice President

Lender:	FORTIS CAPITAL CORP.

	By:	/s/ Ilene Fowler
	Name:	Ilene Fowler
	Title:	Senior Vice President

	By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

Lender:	THE ROYAL BANK OF SCOTLAND plc

	By:	/s/ David Slye
	Name:	David Slye
	Title:	Vice President

Lender:	WELLS FARGO BANK, N.A.

	By:	/s/ Thomas E. Stelmar, Jr.
Thomas E. Stelmar, Jr. Assistant Vice President / Portfolio Manager

Lender:	THE BANK OF NEW YORK

	By:	/s/ Richard A. Matthews
Richard A. Matthews Vice President

Lender:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

	By:	/s/ Linda Terry
Linda Terry Vice President and Manager

Issuing Bank & Lender:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Kathyrn A. Gaiter
Kathryn A. Gaiter Vice President

Lender:	COMERICA BANK

	By:	/s/ Peter L. Sefzik
Peter L. Sefzik Vice President

Lender:	UBS LOAN FINANCE LLC

	By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

	By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director

Lender:	CREDIT SUISSE, CAYMAN ISLANDS BRANCH

	By:	/s/ Caldwell
	Name:	Brian Caldwell
	Title:	Director

	By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Associate

Lender:	NATIXIS

	By:	/s/ Louis P. Laville, III
Louis P. Laville, III Managing Director

	By:	/s/ Daniel Payer
Daniel Payer Director

Lender:	WILLIAM STREET COMMITMENT CORPORATION (Recourse only to the Assets of William Street Commitment Corporation),

	By:	/s/ Mark Walton
Mark Walton Assistant Vice President

Lender:	WILLIAM STREET LLC

	By:	/s/ Mark Walton
Mark Walton Authorized Signatory

S-1

Lender:	COMPASS BANK

	By:	/s/ Adrianne D. Griffin
	Name:	Adrianne D. Griffin
	Title:	Compass Bank

S-2

Lender:	MORGAN STANLEY BANK

	By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Authorized Signatory

S-3

SCHEDULE 2.01

COMMITMENTS

Lender	Amount of Commitment	Applicable Percentage

JPMorgan Chase Bank, N.A.	$188,750,000.00	7.55%

Bank of America, N.A.	$188,750,000.00	7.55%

BNP Paribas	$145,000,000.00	5.80%

BMO Capital Markets Financing, Inc. (f/k/a Harris Nesbitt Financing, Inc.)	$145,000,000.00	5.80%

The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$145,000,000.00	5.80%

Citibank, N.A.	$145,000,000.00	5.80%

SunTrust Bank	$145,000,000.00	5.80%

Wachovia Bank, National Association	$145,000,000.00	5.80%

The Royal Bank of Scotland plc	$145,000,000.00	5.80%

Export Development Canada	$112,500,000.00	4.50%

Morgan Stanley Bank	$100,000,000.00	4.00%

Barclays Bank PLC	$100,000,000.00	4.00%

Deutsche Bank AG New York Branch	$100,000,000.00	4.00%

Fortis Capital Corp.	$100,000,000.00	4.00%

Wells Fargo Bank, N.A.	$100,000,000.00	4.00%

William Street Commitment Corporation	$100,000,000.00	4.00%

UBS Loan Finance LLC	$100,000,000.00	4.00%

Schedule 2.01 – 1

Lender	Amount of Commitment	Applicable Percentage

Credit Suisse, Cayman Islands Branch	$100,000,000.00	4.00%

U.S. Bank National Association	$50,000,000.00	2.00%

Compass Bank	$50,000,000.00	2.00%

Comerica Bank	$35,000,000.00	1.40%

The Bank of New York	$35,000,000.00	1.40%

Natixis	$25,000,000.00	1.00%

	$2,500,000,000	100.00%

Schedule 2.01– 2

SCHEDULE 3.06

DISCLOSED MATTERS

In October 1997, an action, styled United States of America ex rel. Grynberg v. Cross Timbers Oil Company, et al., was filed in the U.S. District Court for the Western District of Oklahoma by Jack J. Grynberg on behalf of the United States under the qui tam provisions of the U.S. False Claims Act against the Company and certain of our subsidiaries. The plaintiff alleges that we underpaid royalties on natural gas produced from federal leases and lands owned by Native Americans in amounts in excess of 20% as a result of mismeasuring the volume of natural gas, incorrectly analyzing its heating content and improperly valuing the natural gas during at least the past ten years. The plaintiff seeks treble damages for the unpaid royalties (with interest, attorney fees and expenses), civil penalties between $5,000 and $10,000 for each violation of the U.S. False Claims Act, and an order for us to cease the allegedly improper measuring practices. This lawsuit against us and similar lawsuits filed by Grynberg against more than 300 other companies were consolidated in the United States District Court for Wyoming. In October 2002, the court granted a motion to dismiss Grynberg’s royalty valuation claims, and Grynberg’s appeal of this decision was dismissed for lack of appellate jurisdiction in May 2003. In response to a motion to dismiss filed by us and other defendants, in October 2006 the district judge held that Grynberg failed to establish jurisdictional requirements to maintain the action against us and other defendants and dismissed the action for lack of subject matter jurisdiction. In September 2007, the district judge dismissed those claims against us pertaining to the royalty value of carbon dioxide. Grynberg has filed appeals of these decisions. While we are unable to predict the final outcome of this case, we believe that the allegations of this lawsuit are without merit and intend to vigorously defend the action. Any potential liability from this claim cannot currently be reasonably estimated, and no provision has been accrued in our financial statements.

In July 2005, a predecessor company, Antero Resources Corporation, was served with a lawsuit styled Threshold Development Company, et al. v. Antero Resources Corp., which lawsuit was filed in the District Court of Wise County, Texas. The plaintiffs are surface owners, royalty owners and prior working interest owners in several oil and gas leases as well as other contractual agreements under which Antero Resources Corporation owned an interest. Antero Resources Corporation, the defendant, was acquired by us on April 1, 2005. The claims relate to alleged events pre-dating the acquisition and concern non-payment of royalties, improper calculation of royalties, improper pricing related to royalties, trespass, failure to develop and breach of contract. We have settled all claims related to the payment of royalties and trespass. Under the remaining claims, the plaintiffs are seeking both damages and termination of the existing oil and gas leases covering their interests. The court has ordered the parties to mediation, which has not been scheduled. While we are unable to predict the outcome of this case, we believe that the allegations of this lawsuit are without merit and intend to vigorously defend the action. Based on a review of the current facts and circumstances with counsel, management has provided for what is believed to be a reasonable estimate of the loss exposure for this matter. While acknowledging the uncertainties of litigation, management believes that the ultimate outcome of this matter will not have a material effect on its earnings, cash flows or financial position.

Schedule 3.06